PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of September 30, 2020 (unaudited)

Equities	Shares	Market Value ($)
Air Freight & Logistics (9.4%)
Expeditors International of Washington Inc.	900,000	81,468,000
FedEx Corp.	700,000	176,064,000

		257,532,000
Airlines (1.2%)
Alaska Air Group Inc.	900,000	32,967,000

Apparel & Luxury Goods (4.1%)
Hanesbrands Inc.	4,000,000	63,000,000
VF Corp.	700,000	49,175,000

		112,175,000
Banks (2.7%)
Bank of America Corp.	3,000,000	72,270,000
SVB Financial Group [q]	10,000	2,406,200

		74,676,200
Capital Markets (5.9%)
Charles Schwab Corp.	4,455,000	161,404,650

Commercial Services & Supplies (0.6%)
Herman Miller Inc.	4,455,000	15,381,600

Communications Equipment (3.6%)
Cisco Systems Inc.	2,500,000	98,475,000

Computer Peripherals (2.8%)
Seagate Technology plc	1,560,000	76,861,200

Consumer Finance (9.8%)
American Express Co.	900,000	90,225,000
Capital One Financial Corp.	1,500,000	107,790,000
Discover Financial Services	1,240,000	71,647,200

		269,662,200
Insurance (3.5%)
First American Financial Corp	500,000	25,455,000
The Progressive Corp.	750,000	71,002,500

		96,457,500
Interactive Media & Services (2.1%)
Alphabet Inc., Class A [q]	40,000	58,624,000

IT Services (3.7%)
Mastercard Inc., Class A	270,000	101,451,000

Life Sciences Tools & Services (4.9%)
Agilent Technologies Inc.	1,000,000	100,940,000
Illumina Inc. [q]	110,000	33,998,800

		134,938,800
Machinery (1.7%)
Cummins Inc.	225,000	47,511,000

Retail (4.3%)
The Gap Inc.	6,970,000	118,699,100

Semiconductor Equipment (26.9%)
Applied Materials Inc.	4,000,000	237,800,000
Intel Corp.	2,000,000	103,560,000
Lam Research Corp.	300,000	99,525,000
Micron Technology Inc. [q]	6,400,000	300,544,000

		741,429,000

Software (0.2%)
Cadence Design Systems Inc. [q]	50,000	5,331,500

Technology Hardware (6.6%)
Apple Inc.	900,000	104,229,000
Western Digital Corp.	2,100,000	76,755,000

		180,984,000
Trading Companies & Distributors (4.3%)
W.W. Grainger Inc.	330,000	117,734,100

Total investment in equities (98.3%) (cost $2,077,074,960)		2,702,294,850

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
Certificates of Deposit (0.0%) α
Providence Bank & Trust	0.50%	02/03/2021	250,000	246,573

Certificates of Deposit Account Registry Service (0.0%) α
CDARS agreement with Beneficial State Bank, dated 03/12/2020 Participating depository institutions: Androscoggin Savings Bank, par 238,500; Primary Bank, par 23,000; Regent Bank, par 238,500; (cost $491,154)	1.20%	03/11/2021	500,000	491,154

Community Development Loans (0.0%) α
Root Capital Loan Fund	1.25%	02/01/2021	100,000	97,977

Time Deposits (1.8%)
Sumitomo, Tokyo	0.01%	10/01/2020	50,002,576	50,002,576

Total short-term securities (1.8%) (cost $50,838,280)				50,838,280

Total securities (100.1%) (cost $2,127,913,240)				2,753,133,130

Other assets and liabilities (-0.1%)				(3,822,837)

Total net assets (100.0%)				2,749,310,293

q	This security is non-income producing.
α	Market value adjustments have been applied to these securities to reflect potential early withdrawal.
plc	Public Limited Company

The portfolio of investments as of September 30, 2020 has not been audited. This report is provided for the general information of the Fund's shareholders. For more information regarding the Fund, portfolio holdings and other significant accounting policies, please see the Fund's most recent prospectus and annual report.

Income Taxes:

At September 30, 2020, the net unrealized appreciation (depreciation) based on the cost of long-term investments of securities for income tax purposes was as follows:

Parnassus Endeavor Fund
Cost of long-term investments	$2,088,077,851

Unrealized appreciation	$668,935,995
Unrealized depreciation	(43,716,105)

Net unrealized appreciation	$625,219,890

The Parnassus Endeavor Fund follows Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund's portfolio of investments. These inputs are summarized in three levels: Level 1 - unadjusted quoted prices in active markets for identical investments, Level 2 - other significant observable inputs (including quoted prices for similar investments) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following table summarizes the portfolio's financial assets as of September 30, 2020, that is valued at fair value on a recurring basis:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:
Communication Services	$58,624,000	$—	$—	$58,624,000
Consumer Discretionary	230,874,100	—	—	230,874,100
Financials	602,200,550	—	—	602,200,550
Industrials	606,064,500	—	—	606,064,500
Information Technology	1,204,531,700	—	—	1,204,531,700
Short-Term Investments	50,002,576	—	835,704	50,838,280

Total	$2,752,297,426	$—	$835,704	$2,753,133,130

The following table reconciles the valuations of the Fund's Level 3 investment securities and related transactions as of September 30, 2020:

Certificates of Deposit & Community Development Loans
Balance as of December 31, 2019	$942,266
Discounts/premiums amortization	(6,562)
Purchases	850,000
Sales	(950,000)

Balance as of September 30, 2020	$835,704

Quantitative information about Level 3 fair value measurements:

	Fair Value at			Range
	September 30, 2020	Valuation Technique	Unobservable Input	(Weighted Average)
Certificates of Deposit	$737,727	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$97,977	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposit are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

In accordance with procedures established by the Fund's Trustees, all fair value securities as submitted by the Fund's treasurer, are reviewed and approved by the Trustees. The Fund’s valuation committee is comprised of Independent Trustees who also comprise the Fund's audit committee. The committee reviews the methodologies used by the Fund when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.